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                                  AMSOUTH FUNDS

                       SUPPLEMENT DATED DECEMBER 15, 2000
                    TO THE PROSPECTUS DATED DECEMBER 1, 2000

         THIS SUPPLEMENT PROVIDES INFORMATION UPDATING THE DISCUSSIONS OF THE PRINCIPAL INVESTMENT STRATEGIES OF THE BALANCED FUND, THE RETURN TABLE OF THE FLORIDA TAX-EXEMPT FUND, AND THE PORTFOLIO MANAGER OF THE BALANCED FUND AND THE VALUE FUND. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

I.  BALANCED FUND

         A. Under the section entitled "Principal Investment Strategies" on page 25, the third sentence of the second paragraph has been deleted and replaced in its entirety with the following:

The Fund's equity investments consist of common stocks of companies that the portfolio manager believes are undervalued and have a favorable outlook or are reasonably priced with the potential to produce above-average earnings growth.

         B. Under the same section, the following sentence is added to the end of the third paragraph:

In addition, the portfolio manager may identify companies with a history of above-average growth or companies that are expected to enter periods of above-average growth or are positioned in emerging growth industries.

         C. Under the section entitled "Principal Investment Risks" on page 25, the description of "Investment Style Risk" has been deleted and replaced in its entirety with the following:

The possibility that the market segments on which the equity portion of this Fund focuses - value and growth stocks - will underperform other kinds of investments or market averages.

II.  FLORIDA TAX-EXEMPT FUND

         A. In the return table on page 67, the one-year average annual return for the Merrill Lynch 3-7 Year Municipal Bond Index is deleted and replaced by 0.66%.

III.  BALANCED FUND AND VALUE FUND

         A. Under the section entitled "Portfolio Managers" on page 107, the first paragraph entitled "Balanced Fund and Value Fund" is deleted in its entirety.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.